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                                   Exhibit 23


                         Consent of Independent Auditors

We consent to the incorporation by reference in the following Registration Statements of Massey Energy Company and in the related prospectuses of our report dated January 25, 2002, with respect to the consolidated financial statements of Massey Energy Company included in this Annual Report (Form 10-K) for the year ended October 31, 2001:

Registration Statement Number                      Description
-----------------------------                      -----------

      333-71047                       Form S-3, pertaining to the issuance of
                                        senior debt securities.

      333-61704                       Form S-8, pertaining to Massey Energy
                                        Company's Coal Company Salary Deferral
                                        and Profit Sharing Plan

      333-23809                       Form S-8, pertaining to the 1997 Massey
                                        Restricted Stock Plan for Non-Employee
                                        Directors.

      333-37153                       Form S-8, pertaining to the Massey
                                        Executive Deferred Compensation Program.

      333-18151                       Form S-8, pertaining to the 1996 Massey
                                        Executive Stock Plan.

       33-58557                       Form S-8, pertaining to the Massey
                                        Corporation Stock Plan for Non-Employee
                                        Directors.

       33-31440                       Form S-8, pertaining to the 1988 Massey
                                        Executive Stock Plan.

      333-40372                       Form S-8, pertaining to the 1999 Massey
                                        Corporation Executive Performance
                                        Incentive Plan.





                                      /s/  Ernst & Young LLP


Richmond, Virginia
January 25, 2002